UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2011

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02 000-23108 033-54804	51-0020270
(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware		19720
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

On the date stated in the Class A(2011-2) Terms Agreement, dated as of May 26, 2011, by and among Discover Card Execution Note Trust, Discover Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, intend to enter into the Class A(2011-2) Terms Document. An unexecuted copy of the Class A(2011-2) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

In connection with the issuance of Class A(2011-2) DiscoverSeries Notes (the “Notes”), Latham & Watkins LLP, counsel to Discover Bank and Discover Card Execution Note Trust, has delivered (i) an opinion to Discover Bank (as originator of Discover Card Execution Note Trust), dated June 6, 2011, regarding the legality of the Notes upon issuance and sale thereof on June 7, 2011; and (ii) an opinion to Discover Bank (as originator of Discover Card Execution Note Trust), dated June 6, 2011, as to certain federal tax matters concerning the Notes. A copy of the opinion as to legality is filed as Exhibit 5.1, and the opinion as to certain tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

Exhibit No.	Description	Page

Exhibit 4.1	Class A(2011-2) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

Exhibit 5.1	Opinion of Latham & Watkins LLP as to the legality of the Class A(2011-2) DiscoverSeries Notes

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A(2011-2) DiscoverSeries Notes

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: June 6, 2011	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 4.1	Class A(2011-2) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

Exhibit 5.1	Opinion of Latham & Watkins LLP as to the legality of the Class A(2011-2) DiscoverSeries Notes

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A(2011-2) DiscoverSeries Notes

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)